EXHIBIT 10.34

OMNIBUS AMENDMENT
Dated as of August 21, 2013

This OMNIBUS AMENDMENT (this “Amendment”) dated as of August 21, 2013 is entered into among ASHLAND INC., a Kentucky corporation (“Ashland”), CVG CAPITAL III LLC, a Delaware limited liability company (“SPV”), the Originators, the Investors, Letter of Credit Issuers, Managing Agents and Administrators party hereto, and THE BANK OF NOVA SCOTIA, as Agent for the Investors.
RECITALS
WHEREAS, the parties hereto have entered into a certain Transfer and Administration Agreement dated as of August 31, 2012 (as amended, supplemented or otherwise modified from time to time, the “TAA”) and certain related Transaction Documents (as defined therein) in connection therewith;
WHEREAS, Aqualon Company, a Delaware partnership and Originator, on July 1, 2013 changed its name to Ashland Specialty Ingredients G.P., and ISP Synthetic Elastomers LLC, a Delaware limited liability company and Originator, on July 1, 2013 changed its name to Ashland Elastomers LLC (together, the “Name Changes”);
WHEREAS, the parties hereto wish to amend the Transaction Documents to reflect these name changes;
NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and in the Transaction Documents, the parties hereto agree as follows:
SECTION 1. Definitions. All capitalized terms not otherwise defined herein are used as defined in the Transaction Documents.
SECTION 2. Acknowledgment of Name Change and Waiver of Notice Requirement. Each of the parties hereto acknowledges and consents to the Name Changes. Each of the Agent and the Managing Agents hereby waive any notice requirements under the Transaction Documents with respect to the Name Changes.
SECTION 3. Undertakings and Authorizations.    Ashland Specialty Ingredients G.P. and Ashland Elastomers LLC hereby (i) authorize the Agent to file all such UCC financing statements it deems necessary to continue the perfection of the security interests granted under the Transaction Documents on their behalf and at their expense; (ii) agree to provide such information or documentation reasonably requested by the Agent or any Managing Agent to comply with its obligations under “know your customer” and other similar rules and regulations; and (iii) acknowledge and agree that the Liens granted under the Transaction Documents are in all respects continuing and in full force.
SECTION 4. Effectiveness. This Amendment shall be effective on the date on which the Agent shall have received a counterpart (or counterparts) of this Amendment, executed and delivered by each of the parties hereto, or other evidence satisfactory to the Agent of the execution and delivery of this Amendment by such parties.

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SECTION 5. Miscellaneous.
5.1    Representations and Warranties. The SPV and each Originator represents and warrants that (i) this Amendment constitutes a legal, valid and binding obligation of such person, enforceable against it in accordance with its terms and (ii) upon the effectiveness of this Amendment, no Termination Event or Potential Termination Event shall exist.
5.2    References to TAA and other Transaction Documents. Upon the effectiveness of this Amendment, each reference in the TAA and other Transaction Documents to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import shall mean and be a reference to the TAA and other Transaction Documents as amended hereby, and each reference to the TAA and other Transaction Documents in any other document, instrument or agreement executed and/or delivered in connection with the TAA and other Transaction Documents shall mean and be a reference to the TAA and other Transaction Documents as amended hereby.
5.3    Effect on TAA and other Transaction Documents. Except as specifically amended above, the TAA and other Transaction Documents and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.
5.4    Costs and Expenses. The SPV hereby agrees to the pay the reasonable costs and expenses of the Agent, including legal fees, in connection with this Amendment within thirty (30) days of receipt of a statement therefor.
5.5    No Waiver. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Agent or any Investor under the TAA and other Transaction Documents or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein, except as specifically set forth herein.
5.6    Governing Law. This Amendment, including the rights and duties of the parties hereto, shall be governed by, and construed in accordance with, the internal laws of the State of New York (without reference to the conflicts of law principles thereof other than Section 5-1401 of the New York General Obligations Law).
5.7    Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.
5.8    Headings. The Section headings in this Amendment are inserted for convenience of reference only and shall not affect the meaning or interpretation of this Amendment or any provision hereof.
5.9     Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

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IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

CVG CAPITAL III LLC, as SPV

By:	/s/ Lynn P. Freeman
Name:	Lynn P. Freeman
Title:	Treasurer

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ASHLAND INC., individually and as Master Servicer

By:	/s/ Eric N. Boni
Name:	Eric N. Boni
Title:	Vice President and Treasurer

ASHLAND INC., individually and as Originator

By:	/s/ Eric N. Boni
Name:	Eric N. Boni
Title:	Vice President and Treasurer

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HERCULES INCORPORATED, as Originator

By:	/s/ Eric N. Boni
Name:	Eric N. Boni
Title:	Vice President - Finance

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ASHLAND SPECIALTY INGREDIENTS G.P., as Originator

By:	/s/ Lynn P. Freeman
Name:	Lynn P. Freeman
Title:	Vice President/Assistant Secretary and Treasurer

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ISP TECHNOLOGIES INC., as Originator

By:	/s/ Lynn P. Freeman
Name:	Lynn P. Freeman
Title:	Treasurer

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ASHLAND ELASTOMERS LLC, as Originator

By:	/s/ Lynn P. Freeman
Name:	Lynn P. Freeman
Title:	Treasurer

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LIBERTY STREET FUNDING LLC, as a Conduit Investor and Uncommitted Investor

By:	/s/ Frank B. Bilotta
Name:	Frank B. Bilotta
Title:	Vice President

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MARKET STREET FUNDING LLC, as a Conduit Investor and Uncommitted Investor

By:	/s/ Doris J. Hearn
Name:	Doris J. Hearn
Title:	Vice President

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GOTHAM FUNDING CORPORATION, as a Conduit Investor and Uncommitted Investor

By:	/s/ David V. DeAngelis
Name:	David V. DeAngelis
Title:	Vice President

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THE BANK OF NOVA SCOTIA, as Agent, as a Letter of Credit Issuer, as a Managing Agent, Administrator and Committed Investor for the Scotiabank Investor Group

By:	/s/ Darren Ward
Name:	Darren Ward
Title:	Director

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THE BANK OF TOKYO-MITSUBISHI UFJ, LTD, as a Managing Agent and Administrator for the BTMU Investor Group

By:	/s/ Eric Williams
Name:	Eric Williams
Title:	Managing Director

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD, as a Letter of Credit Issuer and Committed Investor for the BTMU Investor Group

By:	/s/ Mark S. Campbell
Name:	Mark S. Campbell
Title:	Authorized Signatory

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PNC BANK, NATIONAL ASSOCIATION, as a Letter of Credit Issuer, Managing Agent, Administrator and Committed Investor for the PNC Investor Group

By:	/s/ Robyn Reeher
Name:	Robyn Reeher
Title:	Vice President

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

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SUNTRUST BANK, as a Letter of Credit Issuer, a Committed Investor, the Managing Agent and Administrator for the SunTrust Investor Group

By:	/s/ Jason Meyer
Name:	Jason Meyer
Title:	First Vice President

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